FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: May 18, 2000

                 Date of Earliest Event Reported: March 15, 2000


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

            VIRGINIA                                      54-1387365
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                       Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

ITEM 5: OTHER EVENTS

An independent auditors' consent is attached to this Form 8-K as Exhibit 23.1 and is incorporated herein by this reference.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

Exhibit #         Description

23.1              Consent of Independent Auditors'


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: May 18, 2000

                                          DOLLAR TREE STORES, INC.


                                          By: /s/ Frederick C. Coble
                                              --------------------------------
                                              Frederick C. Coble
                                              Senior Vice President,
                                              Chief Financial Officer